Exhibit 99.1

Protolabs Reports Financial Results for the First Quarter of 2023

Revenue of $125.9 million in the First Quarter of 2023

GAAP Earnings Per Share of $0.10, Non-GAAP Earnings Per Share of $0.30

MAPLE PLAIN, Minn. – May 5, 2023 – Proto Labs, Inc. (the "Company" or "Protolabs") (NYSE: PRLB), the world’s leading provider of digital manufacturing services, today announced financial results for the first quarter ended March 31, 2023.

First Quarter 2023 Highlights:

●	Revenue for the first quarter of 2023 was $125.9 million, representing a 1.4 percent increase compared to revenue of $124.2 million in the first quarter of 2022.
●

Revenue generated from our digital network powered by Hubs was $17.2 million in the first quarter, representing growth of 67.3 percent over the first quarter of 2022 and 16.3 percent sequential growth compared to the fourth quarter of 2022.

●	Net income for the first quarter of 2023 was $2.7 million, or $0.10 per diluted share.
●	Non-GAAP net income was $7.9 million, or $0.30 per diluted share. See “Non-GAAP Financial Measures” below.

“As we continue to operate in a challenging economic environment, amplified by rising interest rates and slowing manufacturing activity, I am pleased with first quarter financial results above our guidance ranges,” said Rob Bodor, President and Chief Executive Officer. “As our Protolabs and Hubs teams together build the most comprehensive offer in the digital manufacturing space, we are pleased with the growth of our digital network revenue fueled by cross selling efforts of our go-to-market teams.”

Additional First Quarter 2023 Highlights:

●	Protolabs served 23,287 unique product developers during the quarter.
●	The Company repurchased $21.1 million of shares during the quarter.
●	Gross margin was 42.7 percent of revenue in the first quarter of 2023.
●	Non-GAAP gross margin was 43.4 percent of revenue in the first quarter of 2023. See “Non-GAAP Financial Measures” below.
●

EBITDA was $14.1 million, or 11.2 percent of revenue, in the first quarter of 2023, compared to $17.8 million, or 14.3 percent of revenue, in the first quarter of 2022. See “Non-GAAP Financial Measures” below.

●

Adjusted EBITDA was $17.8 million, or 14.1% of revenue, in the first quarter of 2023, compared to $22.3 million, or 17.9% of revenue, in the first quarter of 2022. See “Non-GAAP Financial Measures” below.

●	Cash and investments balance was $104.7 million as of March 31, 2023.

“As customers shift their buying preferences to longer lead times and lower-priced offerings, we continue to manage the business and adapt our operations to align with demand,” said Dan Schumacher, Chief Financial Officer. “We continue to innovate and drive efficiencies to enable us to leverage our profitable operating structure and, coupled with our strong financial position in which we have no debt and generate strong operating cash flows, are well-positioned to weather economic volatility and dynamic customer preferences.”

Non-GAAP Financial Measures

The Company has included non-GAAP revenue growth by region and by service line that excludes the impact of changes in foreign currency exchange rates (collectively, “non-GAAP revenue growth”). Management believes these metrics are useful in evaluating the underlying business trends and ongoing operating performance of the Company.

The Company has included earnings before interest, taxes, depreciation and amortization (“EBITDA”) and EBITDA, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and costs related to the Japan closure activities (collectively, “Adjusted EBITDA”), in this press release to provide investors with additional information regarding the Company’s financial results. The Company has also included earnings before interest, taxes, depreciation and amortization margin (“EBITDA margin”) and EBITDA margin, adjusted for stock-based compensation expense, unrealized (gain) loss on foreign currency and costs related to the Japan closure activities (collectively, “Adjusted EBITDA margin”), in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has included non-GAAP gross margin, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has included non-GAAP operating margin, adjusted for stock-based compensation expense, amortization expense and costs related to the closure of Japan (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has included non-GAAP gross margin excluding Japan, adjusted for stock-based compensation expense and amortization expense in this press release to provide investors with additional information regarding the Company’s financial results. The Company has included non-GAAP operating margin excluding Japan, stock-based compensation expense, amortization expense and costs related to the Japan closure activities (collectively, “non-GAAP operating margin”), in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has included non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to the closure of Japan (collectively, “non-GAAP net income”), in this press release to provide investors with additional information regarding the Company’s financial results.

The Company has provided below reconciliations of GAAP to non-GAAP net income, non-GAAP gross margin, non-GAAP gross margin excluding Japan, non-GAAP operating margin, non-GAAP operating margin excluding Japan, non-GAAP revenue growth by region and by service, and Adjusted EBITDA and Adjusted EBITDA margin, the most directly comparable measures calculated and presented in accordance with GAAP. These non-GAAP measures are used by the Company’s management and board of directors to understand and evaluate operating performance and trends and provide useful measures for period-to-period comparisons of the Company’s business. Accordingly, the Company believes that these non-GAAP measures provide useful information to investors and others in understanding and evaluating operating results in the same manner as our management and board of directors.

Conference Call

The Company has scheduled a conference call to discuss its first quarter 2023 financial results and second quarter 2023 outlook today, May 5, 2023 at 8:30 a.m. EDT. To access the call in the U.S. please dial 877-709-8150 or outside the U.S. dial 201-689-8354 at least five minutes prior to the 8:30 a.m. EDT start time. No participant code is required. A simultaneous webcast of the call and accompanying presentation will be available via the investor relations section of the Protolabs website and the following link: https://edge.media-server.com/mmc/p/o8vnhfjc. A replay will be available for 14 days following the call on the investor relations section of the Protolabs website.

About Protolabs

Protolabs is the fastest and most comprehensive digital manufacturing service in the world. Our digital factories produce low-volume parts in days while our digital network of manufacturing partners powered by Hubs unlocks advanced capabilities and volume pricing at higher quantities. The result? One manufacturing source—from prototyping to production—for product developers, engineers, and supply chain teams across the globe. See what's next at protolabs.com.

Forward-Looking Statements

Statements contained in this press release regarding matters that are not historical or current facts are “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements involve known and unknown risks, uncertainties and other factors which may cause the results of Protolabs to be materially different than those expressed or implied in such statements. Certain of these risk factors and others are described in the “Risk Factors” section within reports filed with the Securities and Exchange Commission. Other unknown or unpredictable factors also could have material adverse effects on Protolabs’ future results. The forward-looking statements included in this press release are made only as of the date hereof. Protolabs cannot guarantee future results, levels of activity, performance or achievements. Accordingly, you should not place undue reliance on these forward-looking statements. Finally, Protolabs expressly disclaims any intent or obligation to update any forward-looking statements to reflect subsequent events or circumstances.

Source: Proto Labs, Inc.

Investor Relations Contact

Protolabs

Ryan Johnsrud, 612-225-4873

Manager – Investor Relations and FP&A

ryan.johnsrud@protolabs.com

Media Contact

Protolabs

Brent Renneke, 763-479-7704

PR & Media Strategist

brent.renneke@protolabs.com

Proto Labs, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	March 31,	December 31,
	2023	2022
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$62,051	$56,558
Short-term marketable securities	22,851	23,568
Accounts receivable, net	77,619	76,225
Inventory	14,273	13,578
Income taxes receivable	821	4,042
Prepaid expenses and other current assets	11,101	12,597
Total current assets	188,716	186,568

Property and equipment, net	253,616	257,785
Goodwill	273,991	273,991
Other intangible assets, net	29,869	31,250
Long-term marketable securities	19,824	26,419
Operating lease assets	3,315	3,844
Finance lease assets	17,266	17,532
Other long-term assets	4,776	4,779
Total assets	$791,373	$802,168

Liabilities and shareholders' equity
Current liabilities
Accounts payable	$19,854	$17,356
Accrued compensation	14,695	12,743
Accrued liabilities and other	23,156	22,384
Income taxes payable	1,928	-
Current operating lease liabilities	1,295	1,561
Current finance lease liabilities	17,452	17,537
Total current liabilities	78,380	71,581

Long-term operating lease liabilities	1,983	2,255
Long-term deferred tax liabilities	23,258	26,322
Other long-term liabilities	4,615	4,362

Shareholders' equity	683,137	697,648
Total liabilities and shareholders' equity	$791,373	$802,168

Proto Labs, Inc.
Condensed Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Revenue
Injection Molding	$51,948	$53,398
CNC Machining	48,104	46,098
3D Printing	21,325	19,672
Sheet Metal	4,248	4,687
Other	234	313
Total revenue	125,859	124,168

Cost of revenue	72,083	68,364
Gross profit	53,776	55,804

Operating expenses
Marketing and sales	22,451	20,586
Research and development	10,677	10,557
General and administrative	16,833	16,771
Closure of Japan business	66	-
Total operating expenses	50,027	47,914
Income from operations	3,749	7,890
Other income (expense), net	1,290	(300)
Income before income taxes	5,039	7,590
Provision for income taxes	2,380	2,495
Net income	$2,659	$5,095

Net income per share:
Basic	$0.10	$0.19
Diluted	$0.10	$0.19

Shares used to compute net income per share:
Basic	26,580,279	27,502,941
Diluted	26,605,787	27,510,477

Proto Labs, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Operating activities
Net income	$2,659	$5,095
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	9,388	10,232
Stock-based compensation expense	3,695	4,397
Deferred taxes	(3,096)	(3,213)
Interest on finance lease obligations	287	-
Other	(46)	79
Changes in operating assets and liabilities	9,691	1,193
Net cash provided by operating activities	22,578	17,783

Investing activities
Purchases of property, equipment and other capital assets	(3,441)	(3,069)
Proceeds from sales of property, equipment and other capital assets	194	-
Purchases of marketable securities	-	(29,366)
Proceeds from call redemptions and maturities of marketable securities	7,630	6,600
Net cash provided by (used in) investing activities	4,383	(25,835)

Financing activities
Proceeds from exercises of stock options and other	-	6
Purchases of shares withheld for tax obligations	(401)	(468)
Repurchases of common stock	(21,119)	-
Principal repayments of finance lease obligations	(82)	(139)
Net cash used in financing activities	(21,602)	(601)
Effect of exchange rate changes on cash and cash equivalents	134	(37)
Net increase (decrease) in cash and cash equivalents	5,493	(8,690)
Cash and cash equivalents, beginning of period	56,558	65,929
Cash and cash equivalents, end of period	$62,051	$57,239

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Net Income per Share
(In thousands, except share and per share amounts)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Non-GAAP net income, adjusted for stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to Japan closure activities
GAAP net income	$2,659	$5,095
Add back:
Stock-based compensation expense	3,695	4,397
Amortization expense	1,526	1,545
Unrealized (gain) loss on foreign currency	(71)	89
Costs related to Japan closure activities	66	-
Total adjustments [1]	5,216	6,031
Income tax benefits on adjustments [2]	(2)	(682)
Non-GAAP net income	$7,873	$10,444

Non-GAAP net income per share:
Basic	$0.30	$0.38
Diluted	$0.30	$0.38

Shares used to compute non-GAAP net income per share:
Basic	26,580,279	27,502,941
Diluted	26,605,787	27,510,477

[1] Stock-based compensation expense, amortization expense, unrealized (gain) loss on foreign currency and costs related to Japan closure activities were included in the following GAAP consolidated statement of operations categories:

	Three Months Ended
	March 31,
	2023	2022

Cost of revenue	$808	$929

Marketing and sales	692	737
Research and development	572	629
General and administrative	3,149	3,647
Closure of Japan business	66	-
Total operating expenses	4,479	5,013

Other (income) expense, net	(71)	89
Total adjustments	$5,216	$6,031

[2] For the three-month periods ended March 31, 2023 and 2022, income tax effects were calculated using the effective tax rate for the relevant jurisdictions. The Company's non-GAAP tax rates differ from its GAAP tax rates due primarily to the mix of activity incurred in domestic and foreign tax jurisdictions and removing effective tax rate benefits from stock-based compensation activity in the quarter.

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Revenue	$125,859	$124,168
Gross Profit	53,776	55,804
GAAP gross margin	42.7%	44.9%
Add back:
Stock-based compensation expense	466	587
Amortization expense	342	342
Total adjustments	808	929
Non-GAAP gross profit	$54,584	$56,733
Non-GAAP gross margin	43.4%	45.7%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Gross Margin Excluding Japan
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Revenue	$125,859	$124,168
Revenue excluding Japan	$125,859	$120,082
Gross Profit	53,776	55,804
GAAP gross margin	42.7%	44.9%
Less: Japan gross profit	-	2,040
Gross Profit excluding Japan	53,776	53,764
GAAP gross margin excluding Japan	42.7%	44.8%
Add back:
Stock-based compensation expense	466	587
Amortization expense	342	342
Less:
Japan stock-based compensation expense	-	25
Japan amortization expense	-	-
Total adjustments	808	904
Non-GAAP gross profit excluding Japan	$54,584	$54,668
Non-GAAP gross margin excluding Japan	43.4%	45.5%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Revenue	$125,859	$124,168
Income from operations	3,749	7,890
GAAP operating margin	3.0%	6.4%
Add back:
Stock-based compensation expense	3,695	4,397
Amortization expense	1,526	1,545
Costs related to Japan closure activities	66	-
Total adjustments	5,287	5,942
Non-GAAP income from operations	$9,036	$13,832
Non-GAAP operating margin	7.2%	11.1%

Proto Labs, Inc.
Reconciliation of GAAP to Non-GAAP Operating Margin Excluding Japan
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Revenue	$125,859	$124,168
Revenue excluding Japan	$125,859	$120,082
Income from operations	3,749	7,890
GAAP operating margin	3.0%	6.4%
Less: Japan (loss) income from operations	(346)	546
Income from operations excluding Japan	4,095	7,344
GAAP operating margin excluding Japan	3.3%	6.1%
Add back:
Stock-based compensation expense	3,695	4,397
Amortization expense	1,526	1,545
Costs related to Japan closure activities	66	-
Less:
Japan stock-based compensation expense	10	150
Japan amortization expense	-	-
Total adjustments	5,277	5,792
Non-GAAP income from operations excluding Japan	$9,372	$13,136
Non-GAAP operating margin excluding Japan	7.4%	10.9%

Proto Labs, Inc.
Reconciliation of GAAP Net Income to EBITDA and Adjusted EBITDA
(In thousands)
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Revenue	$125,859	$124,168
GAAP net income	2,659	5,095
GAAP net income margin	2.1%	4.1%
Add back:
Amortization expense	$1,526	$1,545
Depreciation expense	7,862	8,687
Interest income, net	(350)	(45)
Tax expense	2,380	2,495
EBITDA	14,077	17,777
EBITDA Margin	11.2%	14.3%
Add back:
Stock-based compensation expense	3,695	4,397
Unrealized (gain) loss on foreign currency	(71)	89
Costs related to Japan closure activities	66	-
Total adjustments	3,690	4,486
Adjusted EBITDA	$17,767	$22,263
Adjusted EBITDA Margin	14.1%	17.9%

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Region
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2023			Three Months Ended March 31, 2022%
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP	Change[2]	% Change Organic[3]
Revenues
United States	$97,746	$-	$97,746	$95,496	2.4%	2.4%
Europe	28,113	2,465	30,578	24,586	14.3	24.4
Japan	-	-	-	4,086	(100.0)	(100.0)
Total Revenue	$125,859	$2,465	$128,324	$124,168	1.4%	3.3%

[1] Revenue for the three-month period ended March 31, 2023 has been recalculated using 2022 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] This column presents the percentage change from GAAP revenue for the three-month period ended March 31, 2022 to GAAP revenue for the three-month period ended March 31, 2023.

[3] This column presents the percentage change from GAAP revenue for the three-month period ended March 31, 2022 to non-GAAP revenue for the three-month period ended March 31, 2023 (as recalculated using the foreign currency exchange rates in effect during the three-month period ended March 31, 2022) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Comparison of GAAP to Non-GAAP Revenue Growth by Service Line
(In thousands)
(Unaudited)

	Three Months Ended March 31, 2023			Three Months Ended March 31, 2022%
	GAAP	Foreign Currency[1]	Non-GAAP	GAAP	Change[2]	% Change Organic[3]
Revenues
Injection Molding	$51,948	$1,179	$53,127	$53,398	(2.7)%	(0.5)%
CNC Machining	48,104	735	48,839	46,098	4.4	5.9
3D Printing	21,325	536	21,861	19,672	8.4	11.1
Sheet Metal	4,248	10	4,258	4,687	(9.4)	(9.2)
Other	234	5	239	313	(25.2)	(23.6)
Total Revenue	$125,859	$2,465	$128,324	$124,168	1.4%	3.3%

[1] Revenue for the three-month period ended March 31, 2023 has been recalculated using 2022 foreign currency exchange rates in effect during comparable periods to provide information useful in evaluating the underlying business trends excluding the impact of changes in foreign currency exchange rates.

[2] This column presents the percentage change from GAAP revenue for the three-month period ended March 31, 2022 to GAAP revenue for the three-month period ended March 31, 2023.

[3] This column presents the percentage change from GAAP revenue for the three-month period ended March 31, 2022 to non-GAAP revenue for the three-month period ended March 31, 2023 (as recalculated using the foreign currency exchange rates in effect during the three-month period ended March 31, 2022) in order to provide a constant-currency comparison.

Proto Labs, Inc.
Product Developer Information
(Unaudited)

	Three Months Ended
	March 31,
	2023	2022
Unique product developers and engineers served	23,287	23,492